Exhibit 99.1

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Statements included in this presentation ,which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others: (1) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; (13) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of acquisitions (including, among others, Peoples), including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (14) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (15) the payment of dividends on SCBT being subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (16) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. 2 Forward-Looking Statements

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 79 years and Georgia for 112 years Strong asset quality and credit underwriting remain the fundamentals of SCBT SCBT Financial Corporation 3

SCBT Footprint North Carolina 3 branches $ 235 Million Deposits #8 Rank in Charlotte MSA South Carolina 53 branches $ 2.72 Billion Deposits #6 Rank Northeast Georgia 20 branches $ 841 Million Deposits #5 Rank Headquarters- Columbia, SC * Market share ranking as of June 30,2011, all other for the current period. *As of 3/31/2012 includes Peoples Bancorporation Acquisition 4

Market Performance Source: SNL Financial Pricing data as of 4/27/12 KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 SCBT KRX Carolina Peers Georgia Peers 4.9% (25.4%) (68.3%) (77.9%) 12/31/07 4/14/08 7/28/08 11/10/08 2/23/09 6/8/09 9/21/09 1/4/10 4/19/10 8/2/10 11/15/10 2/28/11 6/13/11 9/26/11 1/9/12 4/23/12

Profitability Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back For 2009, the dividend paid on the preferred stock is added back In Millions 6

Strategic Areas of Focus 7

Impact to SCBT Focus Differentiates SCBT Low Turnover Attracts Customers and Employees Clear Roadmap 8

Highlights of SCBT Profitable Every Quarter of Downturn Fortress Balance Sheet Improved Credit Trends Building Book Value per Share Strong Culture Consistent Organic Growth Selective M&A Strategy Well-positioned for Future 9

1st Quarter 2012 Highlights Quarterly operating earnings of $7.0 million Assets exceed $4 billion Excellent core deposit growth 12.6 % annualized Fee Income remains solid Credit quality measures improved NPA and Classifieds reduction Charge Offs 66 BPS ROA 0.71% / ROE 7.37% 10

Goals and Priorities Integrate Peoples Bancorporation Closed April 24th Two deals a year Focus on selective organic growth Return to normalized EPS Continue credit improvement 11

Leadership Experienced Executive Management Team Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 24 16 John C. Pollok Sr. EVP, CFO/COO 26 16 Joe E. Burns Sr. EVP, CRO 35 11 John F. Windley President, CBO 36 10 Renee R. Brooks EVP, CAO 20 16 12

South Carolina Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2011 * SCBT includes BankMeridian and Peoples Bancorporation Deposits Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) 12,009,580 17.69% 151 2 Bank of America (NC) 9,043,470 13.32% 111 3 BB&T (NC) 6,662,063 9.82% 115 4 First Citizens Bancorp (SC) 6,079,451 8.96% 173 5 TD Bank (DE) 3,312,927 4.88% 80 6 SCBT Financial Corp. (SC) 2,737,374 4.03% 57 7 Synovus Financial (GA) 2,717,506 4.00% 42 8 First FS&LA of Charleston (SC) 2,110,455 3.11% 59 9 SunTrust Bank (GA) 2,043,021 3.01% 65 10 Regions Bank (AL) 1,297,147 1.91% 36 106 FDIC Insured Institutions, $67.87 Billion Total Deposits 13

Charlotte Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 Bank of America (NC) $127,934,050 79.59% 60 2 Wells Fargo & Co (CA) 18,297,321 11.38% 81 3 BB&T (NC) 4,038,087 2.51% 59 4 Fifth Third Bank (OH) 1,478,806 0.92% 35 5 SunTrust Bank (GA) 1,217,284 0.76% 36 6 First Citizens Bank & Trust (NC) 1,093,098 0.68% 30 7 RBC Centura Bank (NC) 1,066,036 0.66% 18 8 SCBT Financial Corp. (SC) 496,393 0.31% 9 9 Yadkin Valley Bank & Trust (NC) 453,123 0.28% 10 10 Citizens South Bank (NC) 408,244 0.25% 12 48 FDIC Insured Institutions, $160.74 Billion Total Deposits 14

Northeast Georgia Deposit Market Share Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, Warren, White. *As of January 2012, 20 branches Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 United Community (GA) 909,435 13.04% 14 2 SCBT Financial Corp. (SC) 895,198 12.84% 29* 3 Regions (AL) 808,965 11.60% 17 4 Wells Fargo Bank(GA) 464,626 6.66% 10 5 BB&T (NC) 370,250 5.31% 7 6 SunTrust Bank (GA) 360,265 5.17% 11 7 Bank of America (NC) 241,948 3.47% 5 8 Community & Southern (GA) 241,058 3.46% 6 9 Oconee State Bank (GA) 221,794 3.18% 4 10 Rabun County Bank (GA) 219,169 3.14% 3 33 FDIC Insured Institutions, $6.97 Billion Total Deposits 15

Capital Redeemed preferred stock & common stock warrants First bank in South Carolina & one of the first nationally Capital Raise: $91 million $27M October 2008 $29M May 2009 $35M February 2011 Capital Ratios Leverage Ratio 9.23% Tier 1 Capital Ratio 14.54 % Total Risk Based Capital Ratio 15.82 % Tangible Common Equity 7.87% 16

Habersham Bank Peoples Bancorporation

Transaction Rationale

Strategic Rationale	• In market acquisition consistent with SCBT's Merger & Acquisition strategy • Creates the 6th largest Bank pro forma deposit market share in South Carolina • Well positioned along the I-85 corridor; connecting existing franchise in Charlotte, Greenville and Georgia markets • Cultural similarity and strong community relationships
Attractive Financial Returns	• Exceeds all SCBT's Merger & Acquisition performance targets • Accretive to EPS in 2012 • Accretive to tangible book value per share ~ 2 years • IRR ~ 20% • Significant expense synergies
Low Risk	• Maintenance of strong pro forma capital levels • 25 year operating history with familiar customer base and loan portfolio in SCBT legacy markets • Rigorous due diligence process completed, comprehensive review of loan and OREO portfolios • Conservative credit mark & strong core deposit funding

SCBT FINANCIAL CORPORATION®

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Terms of the Transaction Transaction Value: (1) $44.7 million - Stock Consideration $31.3 (4) - TARP $13.4 Fixed Exchange Ratio: (1) 0.1413 SCBT shares for each share of PBCE Implied Price per Share: (1) $4.39 Consideration: 100% stock Price/Tangible Book Multiple: (1) (2) 67% PBCE TARP Treatment: SCBT redeemed on day of closing Capital Raise: No additional capital required Required Approvals: Customary regulatory and PBCE shareholder Closed: April 24, 2012 19 Based upon SCBT’s stock price of $31.06 as of 4/23/2012 Based on PBCE’s reported tangible book value per share of $6.56 as of 12/31/2011 Par value of $13,293,000 = accrued and unpaid dividend of $132,000 Announced terms: stock consideration of $28.4 million; increase is due to change in SCBT’s stock price to $31.06, from the base of 30 day average stock price of $28.30 as of 12/6/2011

Connecting our Footprint Along I-85 Corridor Source: SNL Financial SOUTH CAROLINA GEORGIA NORTH CAROLINA SCBT Branch PBCE Branch 20

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Credit Quality Source: SNL Financial and Company filings. Data as of 12/31/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, non-acquired / Total Assets 22

Credit Quality Ratios 1Q’11 2Q’11 3Q’11 4Q’11 1Q’12 Non-Performing Assets / Total Assets* 2.29% 2.44% 2.44% 2.44% 2.26 % Non-Performing Assets / Total Loans & OREO* 3.83% 3.86% 3.87% 3.82% 3.72 % Allow. Loan Losses / Total Loans* 2.05% 2.00% 2.00% 2.00% 1.95 % Allow. Loan Losses / Non-Performing Loans* 68% 70% 67% 64% 68 % Net Charge-offs / Average Loans* 1.53% 0.71% 1.16% 1.08% 0.66% *Period end date Loan data excludes mortgage loans held for sale and acquired loans 23

Capital Source: SNL Financial and Company filings. Data as of 12/31/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 24

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Consistent Long-Term Earnings Power In Millions 26

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $3 billion & $10 billion 27

Operating Efficiency April 2012 with Peoples Bancorporation = 76 Branches Efficiency Ratio excluding credit and merger expenses 66.3% * 28

Dividends Dividend paid for 145 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 1st Quarter 2012 includes dividends declared on 4/24/12, record date of 5/18/12, payable on 5/25/12 29

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Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth FDIC Deals Whole Bank Acquisitions Growth Goals: Drive EPS Top 5 in market share Build a franchise 31

Loan Portfolio – 1Q 2012 Type $ Mix % Mix Construction / Land Development $294.9 12.10% Commercial Non Owner Occupied $284.0 11.65% Consumer Owner Occupied $665.7 27.31% Commercial Owner Occupied $744.4 30.54% Commercial & Industrial $216.1 8.87% Other Income Producing Property $130.1 5.34% Consumer Non Real Estate $85.4 3.50% Other $16.7 0.69% TOTAL LOANS $2,437.3 100.00% * In millions 32 Construction / Land Development Commercial Non Owner Occupied Consumer Owner Occupied Commercial Owner Occupied Commercial & Industrial Other Income Producing Property Consumer Non Real Estate Other

Organic Loan Growth / Decline In Millions * Bars represent Non-Acquired Loan Growth, linked quarter 33

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 12/31/11 KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. As of March 31, 2012 *Excludes assets related to acquired loans 34 Construction / Land Dev 38% Commercial Non Owner Occ 11% Consumer Owner Occ 15% Commercial Owner Occ 25% Commercial & Industrial 2% Other Income Producing Property 9% Consumer Non Real Estate 0% Other 0%

Deposit Mix – March 31, 2012 35 Demand Deposits 23% Savings 8% Interest Bearing Deposits 44% CD < 100,000 14% CD > 100,001 11%

Growth – Core & Total Deposits In Millions *Core Deposits exclude all certificates of deposits Growth – Core Deposits* 25.0% 5 YR CAGR (2007 – 2011) Growth – Total Deposits 21.6% 5 YR CAGR (2007 – 2011) Acquired Deposits $3,254 36 Core deposits increased $161 million since Dec-11; Legacy SCBT $111 million / Acquired $50 million 2012 YTD # Transaction account growth for Legacy SCBT 6.2 % annualized Total YTD $ Balance growth for core SCBT 24.8 % annualized $2,511 $3,357

Business Mix by Market – March 31, 2012 Loans** Deposits Inland SC 51% Coastal SC 24% Charlotte MSA 23% Georgia 2% Inland SC 44% Coastal SC 14% Charlotte MSA 15% Georgia 27% *Inland SC includes Florence **Excludes acquired loans 37

Habersham Bank SUPPLEMENTAL INFORMATION

Index – Supplemental Information Largest Relationships (New) 48 Loan portfolio summary – Type49 Vintage/New Loan Mix50 Construction / Land Development Loans51 ALLL Trend53 Credit Trends54 Net Charge-offs by type56 NPA’s & Classifieds by Region/Type57 Loss Share Performance60 Investment portfolio62 Fee income by type64 CD Re-pricing65 Market Demographics.66 Analyst Recommendations73 39

Largest Credit Relationships (Non-Acquired) 40 Number of Loan Relationships 25 50 100 Total Relationship Commitment $ % Top 25 236.5 $ 7.54% Top 50 367.5 $ 11.72% Top 100 553.6 $ 17.66% Top 200 809.1 $ 25.81% Total Commitments 3,134.8 $ 100.00% Total Relationshp Balance $ % Top 25 163.0 $ 6.69% Top 50 275.6 $ 11.31% Top 100 427.6 $ 17.54% Top 200 646.8 $ 26.54% Total Loans Outstanding 2,437.3 $ 100.00%

Loan Portfolio Summary - Type * Loans not acquired 41 (dollars in thousands) Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Construction / land development 370,442 $ 338,288 $ 316,072 $ 310,845 $ 294,865 $ Commercial non-owner occupied 332,773 306,698 304,616 299,698 284,044 Consumer owner occupied 339,948 367,910 394,205 391,529 407,697 Home equity loans 263,331 263,667 264,588 264,986 258,054 Commercial owner occupied 606,795 669,224 719,791 742,890 744,441 Commercial & Industrial 206,348 215,901 216,573 220,454 216,083 Other income producing property 131,909 133,152 142,325 140,693 130,177 Consumer non real estate 73,464 80,072 84,972 85,342 85,350 Other 23,299 30,701 18,471 14,128 16,603 Total loans (net of unearned income) * 2,348,309 $ 2,405,613 $ 2,461,613 $ 2,470,565 $ 2,437,314 $

Vintage / New Loan Mix – 1Q 2012 *New=Origination date of 1/1/08 or later, non-acquired loans 42 In Thousands 800,000 700,000 600,000 500,000 400,000 300,000 200,000 100,000 Con/Land Dev Cml Non-Owner Occ Other Inc Prod Prop Cons Owner Occ Cml Owner Occ C & I Cons Non Real Estate

Construction / Land Development Loan Mix – 1Q 2012 *New=Origination date of 1/1/08 or later, non-acquired loans 43 140,000 120,000 100,000 80,000 60,000 40,000 20,000 Cons Constr Land/Lots Constr Loans to Builders Comm Constr Res Lot Loans Vintage New Inthousands 98% 2% 42% 58% 45% 55% 45% 55% 100% 50% 50%

Construction / Land Development Loans (Non-Acquired) * In millions 44 $0 $50 $100 $150 $200 $250 Consumer Construction Land/Lots Construction Loans to Builders Commercial Construction Residential Lot Loans to Individuals $50.3 $204.0 $63.2 $83.0 $120.9 $48.9 $134.0 $13.4 $18.8 $79.8 4Q07 1Q12

ALLL Trend Data (Non-Acquired)Loans) Note: Net charge-offs excludes the impact of loan participations and a BHC loan. 45 2.00% $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $- 1.40% 1.45% 1.55% 1.70% 1.90% 2.07% 2.07% 2.05% 2.00% 2.00% 1.95% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 Q Factors Historical Loss Rate FAS 114 Provision Expense Net Charge Offs

Credit Trends (dollars in millions) Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL Criticized Loans – Special Mention Classified Assets (Classified loans & OREO) *Excludes assets related to covered loss share 46 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 90.8 $ 93.7 $ 96.1 $ 94.9 $ 91.4 $ 2.29% 2.44% 2.44% 2.44% 2.26% 26.79% 27.25% 27.13% 26.88% 25.41% 171.9 $ 172.4 $ 194.3 $ 170.3 $ 162.0 $ 187.1 188.8 180.3 184.4 177.5 48.64% 48.58% 45.27% 45.82% 43.72% Classified Assets (3) Total nonperforming assets NPAs / Assets Texas Ratio (1) Criticized Loans (2) Classified Assets / Bank Tier 1 Capital + ALLL

Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) Source: SNL Financial, FDIC and FFEIC, KBW Peer Data as of 12/31/11 Asset quality ratios exclude loans covered by the FDIC and loans held for sale 47

Net Charge Offs by Type 48 (dollars in thousands) Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Mar-12 Construction/Land Development 4,448 $ 2,098 $ 2,279 $ 2,723 $ 230 $ 5.7% Commercial Non-Owner Occupied 1,216 502 1,047 502 986 24.3% Commercial Owner Occupied 728 296 976 186 1,494 36.8% Consumer Owner Occupied 1,280 461 739 764 434 10.7% Home Equity 453 210 1,044 315 319 7.9% Commercial & Industrial 150 189 320 918 220 5.4% Other Income Producing Property 365 344 267 973 182 4.5% Consumer 65 (36) 40 57 153 3.8% Other Loans (8) 149 465 274 40 1.0% 8,697 $ 4,213 $ 7,177 $ 6,712 $ 4,058 $ 100% % of Charge Offs Total SCBTFC

NPAs by Region (NonAcquired) * Other includes CBT (Non-Acquired) & Jun11 branch impairment 49 REGION Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 (in thousands) Hilton Head/Beaufort 25,949 $ 26,806 $ 24,104 $ 20,379 $ 17,819 $ Charleston 8,054 7,477 6,120 12,759 11,739 Myrtle Beach 21,439 20,935 21,893 16,141 15,201 Low Country 8,104 10,919 8,898 9,834 9,600 Midlands 4,809 4,501 3,808 5,658 5,247 NCBT 11,823 8,736 8,974 9,114 9,138 Orangeburg 1,729 1,866 8,246 7,675 7,458 Piedmont 2,185 2,514 4,266 4,707 5,697 Upstate 6,438 6,816 6,984 6,355 7,234 * Other 238 3,160 2,773 2,327 2,258 Total 90,768 $ 93,730 $ 96,066 $ 94,949 $ 91,391 $

* Other includes CBT (Non-Acquired) & Jun11 branch impairment NPAs by Type (NonAcquired) (dollars in thousands) 50 % of Total Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Mar-12 Construction/Land Development 41,865 $ 46,004 $ 40,655 $ 40,608 $ 36,767 $ 40% Commercial Non-Owner Occupied 14,355 15,212 14,559 14,875 13,662 15% Commercial Owner Occupied 14,730 12,839 17,036 20,476 20,252 22% Consumer Owner Occupied 11,443 11,104 10,937 9,631 11,242 12% Home Equity Lines 2,266 1,742 1,753 1,030 1,171 1% Commercial & Industrial 1,422 1,554 5,098 2,017 1,585 2% Consumer Non-Real Estate 199 179 237 237 254 0% Other Income Producing Property 4,489 5,047 5,821 6,050 6,411 7% * Other 29 50 (30) 25 47 0% 90,798 93,731 96,066 94,949 91,391 100% Total Non-Performing Assets

Classified Loans & OREO by Region *2Q2011 Branch impairment *Other Includes CBT (Non-acquired) 51 REGION Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 (in thousands) Hilton Head/Beaufort 46,279 $ 44,377 $ 40,692 $ 37,411 $ 34,741 $ Charleston 22,406 16,234 17,420 20,912 19,843 Myrtle Beach 33,770 35,638 32,207 28,218 27,192 Low Country 17,452 19,791 18,175 18,133 18,440 Midlands 10,764 11,244 10,419 9,725 8,955 NCBT 17,426 16,024 16,315 16,498 17,291 Orangeburg 4,488 11,243 11,648 18,118 17,042 Piedmont 12,231 11,583 9,492 9,063 11,673 Upstate 21,958 19,453 20,985 22,032 18,232 * Other 339 3,218 2,926 4,319 4,114 Total 187,113 $ 188,805 $ 180,279 $ 184,429 $ 177,523 $

1Q 2012 Loan Valuation (Acquired) Loan Carrying Value and the Yield represents the Earning Assets and related Yield as included in the Rate Volume. SCBT has had significant releases of credit mark in the first quarter of 2011 and 2012 which is a main contributor to an increase in the yield on acquired loans. Represents the Indemnification Asset related to expected Loan Losses. The yield on the IA is highly correlated to the expected losses on loans. The increase in negative yield on the IA results from the credit release during the first quarter of 2012 causing additional negative accretion. 52 Unpaid Principal Balance 648,067 4.15% 629,374 3.99% 574,046 3.91% Purchase Impaired Mark (247,433) -8.62% (242,661) -6.86% (216,378) -6.56% Loan Carrying Value (1) (2) 400,634 12.04% 386,713 10.82% 357,668 10.24% FDIC Indemnification Asset (3) 206,370 -6.76% 200,235 -6.11% 179,945 -7.23% Blended Carrying Value 607,004 5.65% 586,948 5.03% 537,613 4.40% Yield Average Balance Dec 31, 2011 Average Balance Mar 31, 2012 Yield in thousands Yield Average Balance Sept 30, 2011

Loss Share Performance (1) Does not include expense, net of revenues (only losses claimed) Represents the estimated losses on OREO at period end. These losses have been recognized to record OREO at net realizable value. Losses are claimable from the FDIC upon sale or receipt of a valid appraisal. 53 Remaining Projected in thousands Loss Original Estimated Total Losses Projected FDIC Share Estimated Losses to Losses Before OREO Total Threshold Percentages Losses Date (1) for Loans OREO Mark Mark (2) Losses or ILE Community Bank & Trust Starts 80/20 340,039 $ 254,270 $ 80,808 $ 335,078 $ 21,572 $ 356,650 $ 233,000 $ Acquired 1/29/2010 Ends 95/5 Habersham Bank Starts 80/20 124,363 $ 72,113 $ 33,297 $ 105,410 $ 8,416 $ 113,826 $ 94,000 $ Acquired 2/18/2011 Ends 80/20 BankMeridian Starts 80/20 70,190 $ 20,378 $ 43,247 $ 63,625 $ 6,565 $ 70,190 $ 70,827 $ Acquired 7/29/2011 Ends 80/20 Total 534,592 $ 346,761 $ 157,352 $ 504,113 $ 36,553 $ 540,666 $

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 3/31/12 Tax Equivalent Yield 3.33% Weighted Average Life 3.65 years Modified Duration 3.31 Total Carrying Value* $ 338,764 54 State and Municipal - HTM 5% State and Municipal - AFS 13% U.S. Agency/GSE Debentures 20% Mortgage - Backed Securities 62%

Investment Portfolio – March 31, 2012 (Dollars in thousands) Includes held-to-maturity and available-for-sale municipal securities. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied Moody’s Aaa rating. 55 Book Value Market Value Other Compre-hensive Income AAA - A BBB BB or lower Not Rated 65,505 66,378 873 65,505 - - - 55,667 59,672 4,005 53,175 1,323 - 1,169 208,564 213,809 5,245 - - - - 240 393 153 - - - 240 $ 329,976 $ 340,252 10,276 $ 118,680 $ 1,323 $ - $ 1,409 $ US Agency Debentures Total Corporate Stocks Municipal (1) Mortgage Obligations

Fee Income By Type 56 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 Service charges on deposit accounts 5,030 $ 5,615 $ 6,050 $ 5,959 $ 5,447 $ Bankcard services income 2,659 3,045 2,980 3,037 3,320 Mortgage banking income 863 1,125 2,341 1,942 1,830 Trust and investment services income 1,249 1,525 1,453 1,237 1,397 Securities gains (losses), net 323 10 (100) (25) - Other service charges, commissions, and fees 622 605 581 599 712 Total noninterest income, before IA 10,746 $ 11,925 $ 13,305 $ 12,749 $ 12,706 $ Accretion on FDIC indemnification asset (401) (3,133) (3,515) (3,086) (3,233) Total noninterest income 10,345 $ 8,792 $ 9,790 $ 9,663 $ 9,473 $

Continued CD Repricing Opportunities Average CD Price in past 30 days ~ 20 BPS 57 Upcoming Maturities (in millions) Amount Yield 2nd Quarter 2012 218.5 $ 0.46% 3rd Quarter 2012 232.1 $ 0.54% 4th Quarter 2012 132.6 $ 0.50%

Market Demographics Source: SNL Financial, Inc. 58 South Carolina Franchise 1.25% 6.53% $42,815 13.04% North Carolina Franchise 1.93 9.11 57,716 9.11 Georgia Franchise 0.78 4.97 41,418 4.97 National 1.15 5.73 43,126 18.74 Population Growth Rate 2010-2011 2011-2016 Household Median Income 2011 Projected Change 2011-2016

Unemployment Data 59 9.7% 9.0% 8.9% 8.2%

S.C. Real Estate Markets Source: Rates from S.C. Realtors MLS Stats 60 Beaufort 238 203 -14.7% 168 179 6.5% 196 212 8.2% Charleston Trident 1,967 2,056 4.5% 173 182 5.2% 115 116 0.9% Coastal Carolinas 1,686 1,725 2.3% 140 139 -0.7% 180 182 1.1% Gr. Columbia 1,295 1,493 15.3% 135 137 1.5% 123 120 -2.4% Gr. Greenville 1,373 1,509 9.9% 132 140 6.1% 118 113 -4.2% Hilton Head Area 585 681 16.4% 209 228 9.1% 144 134 -6.9% Piedmont Reg. Assoc. 545 461 -15.4% 141 139 -1.4% 175 165 -5.7% State Totals 10,069 10,688 6.1% 140 143 2.1% 144 143 -1.1% Number of Residential Homes, Condos & Villas Sold Mar-11 YTD Mar-12 YTD % Change Mar-11 YTD Average Days on the Market (DOM) % Change Mar-12 YTD Median Price of Residential Homes (in Thousands) Mar-11 YTD Mar-12 YTD % Change

Columbia MSA – Economic Drivers


Cherokee
York
Pickens
Spartanburg
Oconee
Greenville
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

SCANA ENERGY

BlueCross BlueShield of South Carolina

PALMETTO HEALTH

amazon.com

LEXINGTON MEDICAL CENTER

MICHELIN

ups

MEDICAL SERVICES | ENERGY | ADVANCED MATERIALS | DISTRIBUTION
COMMUNICATION | MILITARY

SCBT FINANCIAL CORPORATION
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Charlotte MSA – Economic Drivers


Rutherford
Lincoln
Cabarrus
Polk
Cleveland
Gaston
Mecklenburg
Stanly
Cherokee
York
Union
Anson
Richmon d
Scotland
Pickens
Spartanburg
Oconee
Greenville
Union
Chester
Lancaster
Chesterfiel d
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Sumter
Florence
Horry
McCormick
Lexington
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorcheste
Berkeley
Allendale
Colleton
Hampton
Charlesto n
Jasper
Beaufort

Carolinas HealthCare System | WELLS FARGO | Bank of America | Sam's Club | Walmart Save money. Live better. | Duke Energy | Lowe's | Food Lion | at&t

HEALTH SERVICES | FINANCIAL | SERVICES | WHOLESALE TRADE
MANUFACTURING | TRANSPORTATION

SCBT FINANCIAL CORPORATION®

62

Greenville-Anderson-Spartanburg CSA – Economic Drivers


Greenville
Cherokee
Pickens
Spartanburg
Oconee
York
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Lee
Marion
Greenwood
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

GREENVILLE HOSPITAL SYSTEM
UNIVERSITY MEDICAL CENTER

BMW

BON SECOURS
ST. FRANCIS HEALTH SYSTEM

ANMED HEALTH
We're in this together.

MICHELIN

3M

GE

Honeywell

HEALTH SERVICES | AUTOMOTIVE | MANUFACTURING | ENGINEERING

SCBT FINANCIAL CORPORATION
63

Charleston MSA – Economic



Cherokee
York
Pickens
Spartanburg
Oconee
Greenville
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

#1 Fastest Growing Mid-Size Metro for Computer Hardware Engineers

UNITED STATES NAVY

MUSC MEDICAL UNIVERSITY of SOUTH CAROLINA

ROPER ST. FRANCIS HEALTHCARE

U.S. AIR FORCE

BOEING

BOSCH

Blackbaud.

"Best Cities for Business"
MARKETWATCH, 12/2009

Top 20 "Best Performing Cities"
MILKEN INSTITUTE, 10/2010

"Best Cities for Technology Jobs"
FORBES, 6/2009

SCBT FINANCIAL CORPORATION®

64

Analyst Recommendations ANALYST First Quarter 2012 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James MARKET PERFORM Sandler O’Neill + Partners HOLD SunTrust Robinson Humphrey BUY Sterne Agee & Leach Inc. BUY Wunderlich Securities BUY 65

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 66